Exhibit 99.1

ACQUIRED PROPERTIES

STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES

AND ACCOMPANYING NOTES

YEAR ENDED DECEMBER 31, 2010 AND

NINE MONTHS ENDED SEPTEMBER 30, 2011 AND 2010

REPORT OF INDEPENDENT AUDITORS

The Stockholders and Board of Directors

Stone Energy Corporation

We have audited the accompanying statement of revenues and direct operating expenses of the oil and gas properties acquired by Stone Energy Corporation from BP Exploration & Production Inc. (the Acquired Properties), as described in Note 1, for the year ended December 31, 2010. This financial statement is the responsibility of Stone Energy Corporation and BP Exploration & Production Inc.’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Stone Energy Corporation’s Form 8-K, and is not intended to be a complete financial presentation of the Acquired Properties’ revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and direct operating expenses, as described in Note 1, of the Acquired Properties for the year ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Houston, Texas

February 27, 2012

ACQUIRED PROPERTIES

STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES

(in thousands)

Year Ended December 31, 2010

Revenues	$139,277
Direct operating expenses	23,487

Excess of revenues over direct operating expenses	$115,790

See accompanying notes.

ACQUIRED PROPERTIES

NOTES TO STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES

Note 1 – The Properties

On December 28, 2011, Stone Energy Corporation (the “Company”) acquired BP Exploration & Production Inc.’s (“BP”) 75% working interest in the five block deep water Pompano field in Mississippi Canyon, a 51% operating working interest in the adjacent Mississippi Canyon block 29, a 50% non-operated working interest in the Mica field which ties back to the Pompano platform, and interests in 23 deep water exploration leases located in the vicinity of the Pompano field, referred to herein as the “Acquired Properties”. All preferential rights relating to the properties were waived or unexercised by the holders thereof. The stated purchase price of $204 million was adjusted under the agreement to $167.6 million, after adjusting for the effective date of July 1, 2011. The acquisition was consummated in accordance with the Purchase and Sale Agreement dated as of November 18, 2011, between the Company and BP.

Note 2 – Basis of Presentation

The accompanying audited statement of revenues and direct operating expenses relates to the operations of the Acquired Properties and has been derived from BP’s historical financial records. The Acquired Properties were not accounted for as a separate subsidiary or division of BP. Complete financial statements under U.S. Generally Accepted Accounting Principles and the full cost method, the basis for accounting for oil and gas properties for the Company, are not available for the Acquired Properties. Certain costs such as depreciation, depletion and amortization, accretion of asset retirement obligations, general and administrative expenses, interest, and corporate income taxes are omitted. As such, this financial statement is not intended to be a complete presentation of the revenues and expenses of the Acquired Properties and may not be representative of future operations. The historical statement of revenues and direct operating expenses of the Acquired Properties is presented in lieu of the full financial statements required under Item 3-05 of the Securities and Exchange Commission (“SEC”) Regulation S-X.

Note 3 – Summary of Significant Accounting Policies

Revenues and direct operating expenses included in the accompanying statement are presented on the accrual basis of accounting. The preparation of a statement of revenues and direct operating expenses requires our management to make estimates and assumptions that affect the reported amounts of revenues and operating expenses during the reporting period. Actual results could differ from those estimates.

The entitlements method of accounting for oil and natural gas revenues was used to prepare this statement. Under the entitlements method, revenues are based on the volumes of sales to which the Company is entitled by its ownership interest. There were no significant imbalances with other revenue interest owners during the year ended December 31, 2010.

Note 4 – Sales to Affiliates

Sales prices are based on current market prices at the time of sale. Total sales to BP affiliates were $135 million for the year ended December 31, 2010.

Note 5 – Cash Flows

Cash flows from operating activities for the Acquired Properties are not materially different from the excess of revenues over direct operating expenses.

Note 6 – Subsequent Events

Subsequent events have been evaluated for recognition and disclosure through February 27, 2012. As of this date, no subsequent events have occurred.

Note 7 – Supplemental Oil and Gas Disclosures (unaudited)

The following tables set forth an analysis of the estimated proved reserves and the standardized measure of discounted future net cash flows related to the proved reserves for the Acquired Properties. The reserve disclosures are based on reserve studies prepared as of December 31, 2011 and adjusted backward for production; consequently there are no revisions of previous estimates. The estimated net proved oil and gas reserves for the Acquired Properties at December 31, 2010 have been prepared in accordance with guidelines established by the SEC. There are numerous uncertainties inherent in estimating quantities of proved reserves and in providing the future rates of production and timing of development expenditures The following reserve data represents estimates only and should not be construed as being exact.

Proved Reserves

The following table sets forth an analysis of the estimated quantities of net proved and proved developed oil (including condensate) and natural gas reserves of the Acquired Properties, all of which are located offshore the continental United States.

	Crude Oil (MBbls)*	Natural Gas (MMcf)**	Oil and Natural Gas (MMcfe)
Proved reserves as of December 31, 2009	16,900	30,267	131,667
Production	(1,557)	(2,566)	(11,908)

Proved reserves as of December 31, 2010	15,343	27,701	119,759

Estimated proved developed reserves:
December 31, 2010	9,942	22,662	82,312

*	Oil includes condensates
**	Natural gas includes natural gas liquids

Standardized Measures of Discounted Future Net Cash Flows

The following tables present the standardized measure of future net cash flows related to the estimated proved oil and gas reserves of the Acquired Properties together with changes therein. You should not assume that the future net cash flows or the discounted future net cash flows, referred to in the tables below, represent the fair value of the estimated oil and gas reserves of the Acquired Properties.

Year Ended December 31, 2010
(in thousands)
Future cash inflows	$1,352,145
Less related future costs:
Production costs	(526,287)
Development costs	(295,689)
Income taxes (1)	(185,559)

Future net cash inflows before 10% discount	344,610
10% annual discount for estimated timing of cash flows	(116,859)

Standardized measure of discounted future net cash flows	$227,751

(1)	Income taxes were calculated by applying the statutory federal income tax rate to the pre-tax future net cash flows.

Year Ended December 31, 2010
(in thousands)
Standardized measure at beginning of year	$137,264
Sales and transfers of oil and gas produced, net of production costs	(115,790)
Changes in price, net of future production costs	237,763
Net change in income taxes	(48,724)
Accretion of discount	17,238

Net increase in standardized measure	90,487

Standardized measure at end of year	$227,751

ACQUIRED PROPERTIES

UNAUDITIED INTERIM STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES

(in thousands)

	Nine Months Ended September 30,
	2011	2010

Revenues	$101,806	$108,788
Direct operating expenses	23,683	14,870

Excess of revenues over direct operating expenses	$78,123	$93,918

See accompanying notes.

ACQUIRED PROPERTIES

NOTES TO UNAUDITED INTERIM STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES

Note 1 – The Properties

On December 28, 2011, Stone Energy Corporation (the “Company”) acquired BP Exploration & Production Inc.’s (“BP”) 75% working interest in the five block deep water Pompano field in Mississippi Canyon, a 51% operating working interest in the adjacent Mississippi Canyon block 29, a 50% non-operated working interest in the Mica field which ties back to the Pompano platform, and interests in 23 deep water exploration leases located in the vicinity of the Pompano field, referred to herein as the “Acquired Properties”. All preferential rights relating to the properties were waived or unexercised by the holders thereof. The stated purchase price of $204 million was adjusted under the agreement to $167.6 million, after adjusting for the effective date of July 1, 2011. The acquisition was consummated in accordance with the Purchase and Sale Agreement dated as of November 18, 2011, between the Company and BP.

Note 2 – Basis of Presentation

The accompanying unaudited statement of revenues and direct operating expenses relates to the operations of the Acquired Properties and has been derived from BP’s historical financial records. The Acquired Properties were not accounted for as a separate subsidiary or division of BP. Complete financial statements under U.S. Generally Accepted Accounting Principles and the full cost method, the basis for accounting for oil and gas properties for the Company, are not available for the Acquired Properties. Certain costs such as depreciation, depletion and amortization, accretion of asset retirement obligations, general and administrative expenses, interest, and corporate income taxes are omitted. As such, this financial statement is not intended to be a complete presentation of the revenues and expenses of the Acquired Properties and may not be representative of future operations. The historical statement of revenues and direct operating expenses of the Acquired Properties is presented in lieu of the full financial statements required under Item 3-05 of the Securities and Exchange Commission Regulation S-X.

In the opinion of management, the accompanying unaudited interim statement includes all adjustments considered necessary for a fair presentation. Interim period results are not necessarily indicative of the results of operations for a full year.

Note 3 – Summary of Significant Accounting Policies

Revenues and direct operating expenses included in the accompanying statement are presented on the accrual basis of accounting. The preparation of a statement of revenues and direct operating expenses requires our management to make estimates and assumptions that affect the reported amounts of revenues and operating expenses during the reporting period. Actual results could differ from those estimates.

The entitlements method of accounting for oil and natural gas revenues was used to prepare this statement. Under the entitlements method, revenues are based on the volumes of sales to which the Company is entitled by its ownership interest. There were no significant imbalances with other revenue interest owners during the nine month periods ended September 30, 2011 or 2010.

Note 4 – Sales to Affiliates

Sales prices are based on current market prices at the time of sale. Total sales to BP affiliates were $93 million and $105 million for the nine month periods ended September 30, 2011 and 2010, respectively.

Note 5 – Subsequent Events

Subsequent events have been evaluated for recognition and disclosure through February 27, 2012. As of this date, no subsequent events have occurred.